UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
Securities Exchange Act of 1934
(Amendment No.    )
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CDK Global, Inc.
(Name of Registrant as Specified In Its Charter)
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CDK Global, Inc.
1950 Hassell Road
Hoffman Estates, Illinois
SUPPLEMENT TO THE PROXY STATEMENT DATED OCTOBER 2, 2018
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 13, 2018
This proxy statement supplement (this “Supplement”), dated November 7, 2018, supplements the definitive proxy statement on Schedule 14A (the “Proxy Statement”) of CDK Global, Inc. (“CDK Global” or the “Company”) dated October 2, 2018 furnished to holders of the Company’s common stock in connection with the solicitation of proxies on behalf of the Board of Directors of the Company (the “Board”) for use at the Annual Meeting of Stockholders to be held on November 13, 2018 (the “Annual Meeting”), or any adjournment or postponement thereof. Except as specifically supplemented by the information contained in this Supplement, all information set forth in the Proxy Statement continues to apply and should be considered in voting your shares.
THE PROXY STATEMENT CONTAINS IMPORTANT INFORMATION AND THIS
SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.
The Annual Meeting will be held on Tuesday, November 13, 2018, at 8:00 a.m. central time at www.virtualshareholdermeeting.com/CDK2018. The Annual Meeting will be a completely virtual, live, audio webcast meeting of stockholders. The record date for the determination of the holders of the Company’s common stock who are entitled to notice of and to vote at the Annual Meeting is September 14, 2018 (the “Record Date”), which is the same record date specified in the Proxy Statement.
Important Notice Regarding the Availability of Proxy Materials For the Annual Meeting
SEC rules permit companies to furnish proxy materials to their stockholders over the internet. This expedites stockholders’ receipt of proxy materials, lowers annual meeting costs and conserves natural resources. We have therefore mailed stockholders a Notice of Internet Availability of Proxy Materials, rather than a paper copy of the proxy statement and our Annual Report on Form 10-K. The Notice of Internet Availability of Proxy Materials contains instructions on how to access our proxy materials (including this Supplement) online, vote and (if desired) obtain a paper copy of our proxy materials.
PROPOSAL 1: ELECTION OF DIRECTORS
Appointment of New President and Chief Executive Officer; Substitute Nominee for Election as Director
The Board has appointed Brian Krzanich, 58, as President, Chief Executive Officer and director, effective immediately after the filing of the Company’s Form 10-Q for its first quarter ended September 30, 2018 (the “Transition Date”). Mr. Krzanich succeeds Brian MacDonald, who has resigned as President, Chief Executive Officer and director effective as of the Transition Date.
In connection with his resignation from the Board, Mr. MacDonald also informed the Board that he has withdrawn his name from nomination for re-election at the Annual Meeting. The Proxy Statement provides that if a nominee becomes unable or declines to serve, the accompanying proxy may be voted for a substitute nominee designated by the Board. The Board has designated Mr. Krzanich as substitute nominee and, accordingly, any shares voted for the election of Mr. MacDonald will instead be voted for the election of Mr. Krzanich. Mr. Krzanich has consented to being named as a nominee for director at the Annual Meeting and to serve if elected.

The following is a brief biography of Mr. Krzanich and a discussion of the specific experience, qualifications, attributes, and skills that led the Board to recommend him as a nominee for director, as of the date of this Supplement.
Brian Krzanich Age 58 Director Since Board Committees	President and Chief Executive Officer as of the Transition Date - - None
Other Public Boards None Director Qualification Highlights CEO Experience Operations/BPI/BPO Technology/Technologist Strategy

BIOGRAPHY
Mr. Krzanich served the Chief Executive Officer of Intel Corporation from 2013 to June 2018. As Chief Executive Officer, he led Intel’s corporate strategy and operations, including development of Intel’s business model and identification of emerging technologies. Mr. Krzanich joined Intel in 1982, became a corporate Vice President in 2006, and served until 2010 as Vice President and General Manager of Assembly and Test. He was Senior Vice President and General Manager of Manufacturing and Supply Chain from 2010 to 2012. He became Executive Vice President and Chief Operating Officer in 2012, responsible for global manufacturing, supply chain, human resources, and information technology. Mr. Krzanich previously served on the board of directors of Deere & Company from 2016 to April 2018. Mr. Krzanich brings to the Board significant senior leadership, operations, technology, and global strategic experience from his more than 36 years of service with Intel.
The Board recommends stockholders vote FOR election of each of the nine director nominees, which will now include Brian Krzanich in lieu of Brian MacDonald.

OWNERSHIP OF AND TRADING IN OUR STOCK
Security Ownership of Certain Beneficial Owners and Management
The following table supplements the table set forth under the heading “Security Ownership of Certain Beneficial Owners and Management” in the Proxy Statement and describes as of the date of this Supplement the beneficial ownership of the Company’s common stock held by Mr. Krzanich.
Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	Percent of Class (2)
Brian Krzanich	-	*

*
Represents less than 1% of the issued and outstanding shares of our common stock as of the Record Date. The number of shares outstanding, excluding treasury shares, of our common stock as of the Record Date was 128,940,444.

(1)	Mr. Krzanich’s address is: c/o CDK Global, 1950 Hassell Road, Hoffman Estates, IL, 60169.

(2)
The amounts and percentages of common stock beneficially owned are reported on the basis of the regulations of the SEC governing the determination of beneficial ownership of securities. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities. Share amounts are rounded to the nearest whole number.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:	How many votes are needed to approve the proposals, and what is the effect of abstentions or withheld votes?
A:
On each matter to be voted upon, stockholders have one vote for each share of our common stock owned as of September 14, 2018. Votes will be counted by the inspector of election. The following table summarizes vote requirements and the effect of abstentions and broker non-votes:

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Election of nine nominees, which will now include Brian Krzanich in lieu of Brian MacDonald	Majority of votes cast	None	None
2	An advisory vote to approve compensation of our named executive officers	Majority of shares present and entitled to vote	Against	None
3	Ratification of the appointment of our independent registered public accountants	Majority of shares present and entitled to vote	Against	None

If you are a stockholder of record and you returned a signed proxy card without marking any selections, your shares will be voted FOR each of the nominees listed in Proposal 1 and FOR the other proposals. Any proxies submitted, whether before or after the date of this Supplement, that would otherwise be voted for the election of Mr. MacDonald will instead be voted for the election of Mr. Krzanich, as substitute nominee.

Q:	May I revoke my proxy or change my vote?
A:	If your shares are registered in your name, you may revoke your proxy and change your vote prior to the completion of voting at the Annual Meeting by:
• submitting a valid, later-dated proxy card or a later-dated vote in accordance with the voting instructions on the Notice of Internet Availability of Proxy Materials in a timely manner; or
• giving written notice of such revocation to our corporate secretary prior to or at the Annual Meeting or by voting in person via the Internet at the Annual Meeting.
If your shares are held in “street name,” you should contact your bank or broker and follow its procedures for changing your voting instructions. You also may vote in person at the Annual Meeting if you obtain a legal proxy from your bank or broker.

OTHER MATTERS
Other than as set forth above, no items presented in the Proxy Statement are affected by this Supplement, and you should carefully review the Proxy Statement prior to voting your shares. The Company knows of no matters to be submitted to the Annual Meeting other than those presented in the Proxy Statement, as supplemented by this Supplement. If any other matter is properly presented at the Annual Meeting, Lee J. Brunz, as your proxyholder, will vote your shares using his best judgment.
By order of the Board of Directors,
Lee J. Brunz
Secretary
Hoffman Estates, Illinois
November 7, 2018